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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: DECEMBER 8, 1997


                             STAGE II APPAREL CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         NEW YORK                        1-9502                13-3016967
(STATE OR OTHER JURISDICTION          (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)






           350 FIFTH AVENUE
          NEW YORK, NEW YORK                                      10118
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


       Registrant's telephone number, including area code: (212) 564-5865
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ITEM 5.  OTHER EVENTS

         On December 8, 1997, Stage II Apparel Corp. (the "Company") entered into a purchase agreement (the "Purchase Agreement") with Shorebreak Group, Inc. and its shareholders providing, among other things, for the Company's acquisition of all the outstanding capital stock of Shorebreak in exchange for newly issued shares of the Company's common stock. Completion of the transactions contemplated by the Purchase Agreement will be subject to approval by the Company's shareholders, receipt of a fairness opinion and various other closing conditions. The Purchase Agreement and a related press release are filed as exhibits to this report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  None

         (b)  None

         (c)  Exhibits.

         EXHIBIT
         NUMBER   EXHIBIT
         ------   -------

         10.1 Purchase Agreement dated as of December 8, 1997 among the Company, Shorebreak Group, Inc. and its shareholders listed therein.

         20.1     Press release dated December 9, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            STAGE II APPAREL CORP.



Date: December 9, 1997                      By:      /s/ Michael Hanrahan
                                                 -----------------------------
                                                         Michael Hanrahan,
                                                            Treasurer
                                                    (Duly Authorized Officer)

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                                EXHIBIT INDEX


         EXHIBIT
         NUMBER   EXHIBIT
         ------   -------

         10.1 Purchase Agreement dated as of December 8, 1997 among the Company, Shorebreak Group, Inc. and its shareholders listed therein.

         20.1     Press release dated December 9, 1997.